UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2014
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01	OTHER EVENTS.

Extension of 2007, 2009 and 2010 Private Placement Warrants and Consultant Warrants

On April 28, 2014, the Board of Directors of Ireland Inc. (the “Company”) approved an extension of the expiry date for warrants issued under the Company’s 2007, 2009, 2010 and 2011 private placements, and certain additional warrants issued to consultants for services in 2009, 2010 and 2011 (collectively, the “Expiring Warrants”).

The expiry dates for the Expiring Warrants were extended as follows:

	Maximum No. of	Exercise
	Shares Issuable	Price per	Previous	Extended
Expiring Warrants	on Exercise	Share	Expiry Date	Expiry Date

2007 Private Placement Warrants	10,160,650	$0.75	April 30, 2014	June 30, 2014

2009 Private Placement Warrants	6,894,677	$0.75	April 30, 2014	June 30, 2014

2010 Private Placement Warrants	5,517,500	$0.75	April 30, 2014	June 30, 2014

2009 Consultant Warrants	200,000	$0.55	April 30, 2014	June 30, 2014

2010 Consultant Warrants	3,800,000	$0.75	April 30, 2014	June 30, 2014

2011 Private Placement Warrants	2,509,099	$0.80	June 30, 2014	September 30, 2014

2011 Consultant Warrants	500,000	$0.75	June 30, 2014	September 30, 2014

Directors and officers of the Company beneficially own Expiring Warrants as follows:

(a)

Douglas D.G. Birnie, Chief Executive Officer, President and Director, beneficially owns 2007 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock and 2009 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock.

(b)	Mark H. Brennan, Director, directly owns 2009 Private Placement Warrants exercisable for a maximum of 70,000 shares of common stock.

(c)

Steven A. Klein, Director, directly owns 2009 Private Placement Warrants exercisable for a maximum of 75,000 shares of common stock and 2010 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock. In addition, as trustee for a trust, Mr. Klein exercises voting and investment power over 2009 Private Placement Warrants exercisable for a maximum of 300,000 shares of common stock, 2010 Private Placement Warrants exercisable for a maximum of 100,000 shares of common stock and 2011 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock. Mr. Klein disclaims any pecuniary interest in the warrants over which he exercises voting and investment power as trustee for the trust.

(d)	David Z. Strickler, Jr., VP Finance and Administration, directly owns 2011 Private Placement Warrants exercisable for a maximum of 4,550 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: April 29, 2014
	By:	/s/ Douglas D.G. Birnie

		Name:	Douglas D.G. Birnie
		Title:	Chief Executive Officer